                              ROYAL BODYCARE, INC.

                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Royal BodyCare, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 31, 2003 (the "Report"), I, Clinton
H. Howard, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/  Clinton H. Howard
                                        ------------------------------
                                        Clinton H. Howard
                                        Chairman of the Board
                                        Chief Executive Officer
                                        March 31, 2003

This certification is made solely for purpose of 18 U. S. C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


                                      99.1